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                                                                      EXHIBIT 24

                            DIRECTORS AND OFFICERS
                              POWER OF ATTORNEY


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

     RE:   JO-ANN STORES, INC.
           COMMISSION FILE NO. 1-6695
           REGISTRATION STATEMENT ON FORM S-4

Ladies and Gentlemen:

Each of the persons signing his or her name below confirms, as of the date appearing opposite his or her signature, that Alan Rosskamm, Brian P. Carney, and each of them, are authorized on his or her behalf to sign and to submit to the Securities and Exchange Commission this Registration Statement on Form S-4 and any and all amendments to the Registration Statement, making such changes in the Registration Statement as appropriate, and generally to do all such things in their behalf in their capacities as directors and/or officers to enable Jo-Ann Stores, Inc. to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission. The authority confirmed herein shall remain in effect as to each person signing his or her name below until such time as the Securities and Exchange Commission shall receive from such person a written communication terminating or modifying the authority.


  /s/ Alan Rosskamm
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     Alan Rosskamm                         June 11, 1999


  /s/ Brian P. Carney
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     Brian P. Carney                       June 11, 1999


  /s/ Betty Rosskamm
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     Betty Rosskamm                        June 11, 1999


  /s/ Alma Zimmerman
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     Alma Zimmerman                        June 11, 1999


  /s/ Scott Cowen
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     Scott Cowen                           June 11, 1999


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  /s/ Frank Newman
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     Frank Newman                          June 11, 1999


  /s/ Ira Gumberg
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     Ira Gumberg                           June 11, 1999


  /s/ Gregg Searle
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     Gregg Searle                          June 11, 1999


  /s/ Debra Walker
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     Debra Walker                          June 11, 1999


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